                                 EXHIBIT 99.5

[LOGO]POPULAR                   PRELIMINARY SAMPLE                        [LOGO]
      ABS, INC.(SM)             POPULAR ABS 2005-5                         FBR


                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR Trading Desk at (703) 469-1225.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail

POPULAR ABS 2005-5                                       BALANCE <$150K; GROUP I
FRIEDMAN BILLINGS RAMSEY
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                                              Weighted
                                                                  Weighted     Average
                                              Current     Pct by   Average      Stated  Weighted  Weighted
                                 # of       Principal       Curr     Gross   Remaining   Average   Average
Current Principal Balance ($)   Loans         Balance   Prin Bal    Coupon        Term  Orig LTV      FICO
----------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                   42     1,800,874.85      1.71     8.424         286     58.08       597
50,000.01 - 100,000.00            481    37,695,964.00     35.78     7.821         338     82.44       622
100,000.01 - 150,000.00           527    65,858,691.96     62.51     7.476         346     84.10       621
----------------------------------------------------------------------------------------------------------
Total:                          1,050   105,355,530.81    100.00     7.616         342     83.06       621
----------------------------------------------------------------------------------------------------------
Min: $22,974.62
Max: $149,989.05
Average: $100,338.60
----------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
                                                                              Weighted
                                                                  Weighted     Average
                                               Current    Pct by   Average      Stated  Weighted  Weighted
                                 # of        Principal      Curr     Gross   Remaining   Average   Average
Current Gross Rate              Loans          Balance  Prin Bal    Coupon        Term  Orig LTV      FICO
----------------------------------------------------------------------------------------------------------
4.500 - 4.999                       1        49,757.73      0.05     4.990         357     33.56       730
5.500 - 5.999                      18     1,950,657.36      1.85     5.912         319     66.67       671
6.000 - 6.499                      42     4,420,469.22      4.20     6.291         327     78.45       656
6.500 - 6.999                     197    21,356,920.79     20.27     6.837         340     81.12       642
7.000 - 7.499                     184    19,665,346.00     18.67     7.291         341     82.47       628
7.500 - 7.999                     333    34,011,001.84     32.28     7.781         344     85.46       619
8.000 - 8.499                     108     9,913,981.03      9.41     8.243         352     86.05       609
8.500 - 8.999                     109     9,687,219.23      9.19     8.764         345     84.01       572
9.000 - 9.499                      21     1,529,194.69      1.45     9.250         325     82.41       592
9.500 - 9.999                      26     1,992,375.34      1.89     9.714         338     80.27       571
10.000 - 10.499                     2       209,694.36      0.20    10.313         358     82.75       539
10.500 - 10.999                     5       315,757.09      0.30    10.799         311     78.72       592
11.500 - 11.999                     3       203,194.92      0.19    11.664         357     63.95       550
12.500 - 12.999                     1        49,961.21      0.05    12.500         357     78.13       509
----------------------------------------------------------------------------------------------------------
Total:                          1,050   105,355,530.81    100.00     7.616         342     83.06       621
----------------------------------------------------------------------------------------------------------
Min: 4.990
Max: 12.500
Weighted Average: 7.616
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                                              Weighted
                                                                  Weighted     Average
                                               Current    Pct by   Average      Stated  Weighted  Weighted
                                 # of        Principal      Curr     Gross   Remaining   Average   Average
FICO                            Loans          Balance  Prin Bal    Coupon        Term  Orig LTV      FICO
----------------------------------------------------------------------------------------------------------
500 - 524                          60     5,542,023.82      5.26     8.462         345     72.01       512
525 - 549                          75     7,529,057.88      7.15     8.330         348     78.88       537
550 - 574                          79     7,359,071.42      6.98     8.090         342     78.93       564
575 - 599                         145    14,607,371.96     13.86     7.597         338     79.99       589
600 - 624                         175    18,536,271.64     17.59     7.443         344     83.23       612
625 - 649                         211    21,753,856.80     20.65     7.559         347     85.90       637
650 - 674                         145    14,339,820.32     13.61     7.478         336     88.04       661
675 - 699                          81     8,064,416.16      7.65     7.253         344     85.69       684
700 - 724                          36     3,299,254.72      3.13     7.104         334     84.98       711
725 - 749                          26     2,626,413.31      2.49     7.145         325     83.55       735
750 - 774                          11     1,092,853.13      1.04     7.270         345     90.66       761
775 - 799                           5       520,967.03      0.49     6.565         276     73.95       794
800 - 824                           1        84,152.62      0.08     6.125         357     80.00       801
----------------------------------------------------------------------------------------------------------
Total:                          1,050   105,355,530.81    100.00     7.616         342     83.06       621
----------------------------------------------------------------------------------------------------------
Min: 500
Max: 801
NZ Weighted Average: 621
----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                   Page 1 of 6

POPULAR ABS 2005-5                                       BALANCE <$150K; GROUP I
FRIEDMAN BILLINGS RAMSEY
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                                              Weighted
                                                                  Weighted     Average
                                              Current     Pct by   Average      Stated  Weighted  Weighted
                                 # of       Principal       Curr     Gross   Remaining   Average   Average
Original LTV                    Loans         Balance   Prin Bal    Coupon        Term  Orig LTV      FICO
----------------------------------------------------------------------------------------------------------
0.00 - 49.99                       37     2,785,536.76      2.64     7.601         326     34.35       596
50.00 - 54.99                       8       656,518.92      0.62     7.032         308     51.43       615
55.00 - 59.99                      14     1,332,875.42      1.27     6.826         333     56.93       609
60.00 - 64.99                      21     1,837,552.38      1.74     7.397         323     61.83       604
65.00 - 69.99                      28     2,792,249.30      2.65     7.311         330     67.26       598
70.00 - 74.99                      54     5,098,257.61      4.84     7.862         326     72.25       580
75.00 - 79.99                      86     8,561,528.80      8.13     7.667         341     77.42       600
80.00 - 80.00                     296    29,111,696.20     27.63     7.327         344     80.00       631
80.01 - 84.99                      62     6,513,698.79      6.18     7.625         340     83.26       604
85.00 - 89.99                     119    11,955,142.63     11.35     7.856         347     85.96       601
90.00 - 94.99                     139    15,112,663.04     14.34     7.833         343     90.80       619
95.00 - 99.99                      42     4,480,678.73      4.25     7.849         345     96.04       642
100.00>=                          144    15,117,132.23     14.35     7.759         349    100.00       659
----------------------------------------------------------------------------------------------------------
Total:                          1,050   105,355,530.81    100.00     7.616         342     83.06       621
----------------------------------------------------------------------------------------------------------
Min: 10.00
Max: 100.00
Weighted Average: 83.06
% > 80: 50.48
% > 90: 21.95
% > 95: 15.70
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                                              Weighted
                                                                  Weighted     Average
                                               Current    Pct by   Average      Stated  Weighted  Weighted
Original CLTV Including          # of        Principal      Curr     Gross   Remaining   Average   Average
Silent Seconds                  Loans          Balance  Prin Bal    Coupon        Term  Orig LTV      FICO
----------------------------------------------------------------------------------------------------------
0.00 - 49.99                       37     2,785,536.76      2.64     7.601         326     34.35       596
50.00 - 54.99                       8       656,518.92      0.62     7.032         308     51.43       615
55.00 - 59.99                      14     1,332,875.42      1.27     6.826         333     56.93       609
60.00 - 64.99                      21     1,837,552.38      1.74     7.397         323     61.83       604
65.00 - 69.99                      28     2,792,249.30      2.65     7.311         330     67.26       598
70.00 - 74.99                      54     5,098,257.61      4.84     7.862         326     72.25       580
75.00 - 79.99                      83     8,178,477.65      7.76     7.685         340     77.42       599
80.00 - 80.00                     200    19,132,551.41     18.16     7.422         342     80.00       628
80.01 - 84.99                      62     6,513,698.79      6.18     7.625         340     83.26       604
85.00 - 89.99                     120    12,062,956.13     11.45     7.846         347     85.91       601
90.00 - 94.99                     141    15,388,325.68     14.61     7.822         343     90.59       619
95.00 - 99.99                      45     4,816,948.26      4.57     7.813         346     94.88       641
100.00>=                          237    24,759,582.50     23.50     7.520         348     92.19       650
----------------------------------------------------------------------------------------------------------
Total:                          1,050   105,355,530.81    100.00     7.616         342     83.06       621
----------------------------------------------------------------------------------------------------------
Min: 10.00
Max: 100.00
Weighted Average: 83.06
% > 80: 50.48
% > 90: 21.95
% > 95: 15.70
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                   Page 2 of 6

POPULAR ABS 2005-5                                       BALANCE <$150K; GROUP I
FRIEDMAN BILLINGS RAMSEY
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                                              Weighted
                                                                  Weighted     Average
                                               Current    Pct by   Average      Stated  Weighted  Weighted
                                 # of        Principal      Curr     Gross   Remaining   Average   Average
Original Term (months)          Loans          Balance  Prin Bal    Coupon        Term  Orig LTV      FICO
----------------------------------------------------------------------------------------------------------
120                                 7       586,404.23      0.56     7.608         119     75.47       624
180                                87     7,503,838.91      7.12     7.418         178     78.39       631
240                                21     2,059,404.89      1.95     7.451         238     81.87       633
300                                 1       134,020.01      0.13     6.150         298     80.00       589
360                               934    95,071,862.77     90.24     7.637         358     83.51       620
----------------------------------------------------------------------------------------------------------
Total:                          1,050   105,355,530.81    100.00     7.616         342     83.06       621
----------------------------------------------------------------------------------------------------------
Min: 120
Max: 360
Weighted Average: 343
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                                              Weighted
                                                                  Weighted     Average
                                               Current    Pct by   Average      Stated  Weighted  Weighted
                                 # of        Principal      Curr     Gross   Remaining   Average   Average
Stated Remaining Term (months)  Loans          Balance  Prin Bal    Coupon        Term  Orig LTV      FICO
----------------------------------------------------------------------------------------------------------
61 - 120                            7       586,404.23      0.56     7.608         119     75.47       624
121 - 180                          87     7,503,838.91      7.12     7.418         178     78.39       631
181 - 240                          21     2,059,404.89      1.95     7.451         238     81.87       633
241 - 300                           1       134,020.01      0.13     6.150         298     80.00       589
301 - 360                         934    95,071,862.77     90.24     7.637         358     83.51       620
----------------------------------------------------------------------------------------------------------
Total:                          1,050   105,355,530.81    100.00     7.616         342     83.06       621
----------------------------------------------------------------------------------------------------------
Min: 117
Max: 360
Weighted Average: 342
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                                              Weighted
                                                                  Weighted     Average
                                               Current    Pct by   Average      Stated  Weighted  Weighted
FRM                              # of        Principal      Curr     Gross   Remaining   Average   Average
ARM                             Loans          Balance  Prin Bal    Coupon        Term  Orig LTV      FICO
----------------------------------------------------------------------------------------------------------
Fixed Rate                      1,050   105,355,530.81    100.00     7.616         342     83.06       621
----------------------------------------------------------------------------------------------------------
Total:                          1,050   105,355,530.81    100.00     7.616         342     83.06       621
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                                              Weighted
                                                                  Weighted     Average
                                               Current    Pct by   Average      Stated  Weighted  Weighted
                                 # of        Principal      Curr     Gross   Remaining   Average   Average
Product                         Loans          Balance  Prin Bal    Coupon        Term  Orig LTV      FICO
----------------------------------------------------------------------------------------------------------
Balloon 30/15                      21     1,977,582.20      1.88     7.032         178     80.63       643
Balloon 30/15 60mo IO               5       479,762.03      0.46     6.542         178     81.89       682
Fixed 10 yr                         7       586,404.23      0.56     7.608         119     75.47       624
Fixed 15 yr                        57     4,628,444.68      4.39     7.723         178     75.95       617
Fixed 15 yr - 60mo IO               4       418,050.00      0.40     6.868         178     90.78       669
Fixed 20 yr                        21     2,059,404.89      1.95     7.451         238     81.87       633
Fixed 25 yr                         1       134,020.01      0.13     6.150         298     80.00       589
Fixed 30 yr                       911    92,310,274.60     87.62     7.652         358     83.45       619
Fixed 30 yr - 60mo IO              23     2,761,588.17      2.62     7.138         358     85.41       654
----------------------------------------------------------------------------------------------------------
Total:                          1,050   105,355,530.81    100.00     7.616         342     83.06       621
----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                   Page 3 of 6

POPULAR ABS 2005-5                                       BALANCE <$150K; GROUP I
FRIEDMAN BILLINGS RAMSEY
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                                              Weighted
                                                                  Weighted     Average
                                               Current    Pct by   Average      Stated  Weighted  Weighted
Prepayment Penalty Original      # of        Principal      Curr     Gross   Remaining   Average   Average
Term (months)                   Loans          Balance  Prin Bal    Coupon        Term  Orig LTV      FICO
----------------------------------------------------------------------------------------------------------
0                                 160    14,855,885.03     14.10     7.874         334     84.29       619
6                                   1       123,080.32      0.12     7.890         358     85.00       646
12                                 51     5,204,176.07      4.94     7.851         343     74.52       613
24                                 47     4,432,899.41      4.21     7.509         341     83.29       636
36                                298    30,417,323.88     28.87     7.577         341     84.73       632
48                                  5       404,218.69      0.38     7.768         358     83.70       633
60                                488    49,917,947.41     47.38     7.545         344     82.55       614
----------------------------------------------------------------------------------------------------------
Total:                          1,050   105,355,530.81    100.00     7.616         342     83.06       621
----------------------------------------------------------------------------------------------------------
Loans with Penalty: 85.90
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                                              Weighted
                                                                  Weighted     Average
                                               Current    Pct by   Average      Stated  Weighted  Weighted
                                 # of        Principal      Curr     Gross   Remaining   Average   Average
Lien                            Loans          Balance  Prin Bal    Coupon        Term  Orig LTV      FICO
----------------------------------------------------------------------------------------------------------
First Lien                      1,050   105,355,530.81    100.00     7.616         342     83.06       621
----------------------------------------------------------------------------------------------------------
Total:                          1,050   105,355,530.81    100.00     7.616         342     83.06       621
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                                              Weighted
                                                                  Weighted     Average
                                               Current    Pct by   Average      Stated  Weighted  Weighted
                                 # of        Principal      Curr     Gross   Remaining   Average   Average
Documentation Type              Loans          Balance  Prin Bal    Coupon        Term  Orig LTV      FICO
----------------------------------------------------------------------------------------------------------
Full Doc                          838    84,238,761.05     79.96     7.620         343     84.39       616
SI                                210    20,934,904.32     19.87     7.603         337     77.93       643
Alt Doc                             2       181,865.44      0.17     7.084         357     61.31       559
----------------------------------------------------------------------------------------------------------
Total:                          1,050   105,355,530.81    100.00     7.616         342     83.06       621
----------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
                                                                              Weighted
                                                                  Weighted     Average
                                               Current    Pct by   Average      Stated  Weighted  Weighted
                                 # of        Principal      Curr     Gross   Remaining   Average   Average
Loan Purpose                    Loans          Balance  Prin Bal    Coupon        Term  Orig LTV      FICO
----------------------------------------------------------------------------------------------------------
Cashout Refinance                 816    81,172,285.63     77.05     7.626         341     82.36       616
Purchase                          147    14,901,799.06     14.14     7.671         349     84.52       646
Rate/Term Refinance                87     9,281,446.12      8.81     7.438         340     86.85       627
----------------------------------------------------------------------------------------------------------
Total:                          1,050   105,355,530.81    100.00     7.616         342     83.06       621
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                                              Weighted
                                                                  Weighted     Average
                                               Current    Pct by   Average      Stated  Weighted  Weighted
                                 # of        Principal      Curr     Gross   Remaining   Average   Average
Property Type                   Loans          Balance  Prin Bal    Coupon        Term  Orig LTV      FICO
----------------------------------------------------------------------------------------------------------
Single Family Detached            978    97,750,026.65     92.78     7.619         342     83.33       620
Condominium                        33     3,565,184.25      3.38     7.500         342     82.11       629
Duplex                             31     3,158,283.60      3.00     7.703         335     73.78       627
Row Home                            3       365,495.08      0.35     7.491         311     87.94       623
Triplex                             3       296,782.43      0.28     7.294         357     90.20       712
Townhouse                           2       219,758.80      0.21     7.517         359     93.54       708
----------------------------------------------------------------------------------------------------------
Total:                          1,050   105,355,530.81    100.00     7.616         342     83.06       621
----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                   Page 4 of 6

POPULAR ABS 2005-5                                       BALANCE <$150K; GROUP I
FRIEDMAN BILLINGS RAMSEY
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                                              Weighted
                                                                  Weighted     Average
                                               Current    Pct by   Average      Stated  Weighted  Weighted
                                 # of        Principal      Curr     Gross   Remaining   Average   Average
Occupancy Type                  Loans          Balance  Prin Bal    Coupon        Term  Orig LTV      FICO
----------------------------------------------------------------------------------------------------------
Owner-Occupied                    988   100,038,919.86     94.95     7.595         342     83.44       619
Non-Owner Occupied                 62     5,316,610.95      5.05     7.999         345     75.92       653
----------------------------------------------------------------------------------------------------------
Total:                          1,050   105,355,530.81    100.00     7.616         342     83.06       621
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                                              Weighted
                                                                  Weighted     Average
                                               Current    Pct by   Average      Stated  Weighted  Weighted
                                 # of        Principal      Curr     Gross   Remaining   Average   Average
State                           Loans          Balance  Prin Bal    Coupon        Term  Orig LTV      FICO
----------------------------------------------------------------------------------------------------------
Ohio                              112     11,281,671.40    10.71     7.492         341     87.62       633
Indiana                            94      8,680,874.16     8.24     7.695         348     85.62       619
Florida                            75      8,084,736.67     7.67     7.460         347     74.66       601
Pennsylvania                       76      7,354,586.26     6.98     7.560         343     82.28       624
Georgia                            68      7,011,151.49     6.65     7.745         345     84.53       620
Michigan                           67      6,597,559.01     6.26     7.653         350     85.23       629
New York                           53      5,296,698.71     5.03     7.711         347     74.04       620
Virginia                           42      4,749,327.65     4.51     7.539         347     85.57       632
Illinois                           39      4,432,406.54     4.21     7.564         339     84.76       615
Tennessee                          46      4,161,226.99     3.95     7.622         318     85.54       631
Texas                              46      3,621,185.94     3.44     8.091         318     80.79       603
North                              37      3,573,409.72     3.39     7.724         334     86.88       631
Carolina
Maryland                           21      2,624,275.59     2.49     7.626         345     81.96       621
Alabama                            22      2,328,911.88     2.21     7.787         347     84.89       616
South                              23      2,262,738.72     2.15     7.681         352     86.23       631
Carolina
Kansas                             24      2,253,697.70     2.14     7.643         313     88.74       624
Kentucky                           21      2,205,167.68     2.09     7.499         350     89.87       638
Missouri                           21      1,856,917.43     1.76     7.733         347     85.56       629
Arizona                            14      1,558,887.28     1.48     7.263         342     79.45       622
Connecticut                        13      1,546,063.65     1.47     7.368         346     74.67       620
Wisconsin                          13      1,461,178.89     1.39     7.333         342     84.59       633
Arkansas                           14      1,290,218.89     1.22     7.938         328     79.81       608
Oklahoma                           16      1,229,571.27     1.17     8.039         324     83.50       599
California                         11      1,213,342.82     1.15     6.959         329     55.34       612
New Jersey                         10      1,196,043.85     1.14     7.327         359     74.06       590
Iowa                               13       998,948.91      0.95     7.758         358     88.19       632
New Mexico                          9       939,176.63      0.89     7.898         358     88.04       619
Washington                          8       928,432.83      0.88     7.410         357     76.63       598
Maine                               7       799,334.13      0.76     7.382         346     88.51       627
Utah                                7       724,122.05      0.69     7.491         345     87.45       617
Nebraska                            5       517,177.30      0.49     8.084         317     96.65       647
Delaware                            4       514,878.47      0.49     7.272         358     86.04       628
Massachusetts                       4       470,857.03      0.45     7.419         314     62.45       579
Idaho                               4       452,641.27      0.43     8.145         358     80.71       578
Minnesota                           4       334,100.04      0.32     7.975         338     82.41       605
Oregon                              2       259,813.44      0.25     7.596         268     91.76       622
Colorado                            2       209,456.77      0.20     6.736         358     82.83       674
Nevada                              1       133,885.71      0.13     7.650         358     90.00       600
New Hampshire                       1       102,915.41      0.10     6.990         359     78.03       586
North Dakota                        1        97,940.63      0.09     8.500         359     84.85       525
----------------------------------------------------------------------------------------------------------
Total:                          1,050   105,355,530.81    100.00     7.616         342     83.06       621
----------------------------------------------------------------------------------------------------------
Top 3 Zip Code: 19111(0.49%),31907(0.44%),60629(0.39%),37087(0.38%),23234(0.37%)
Number of States: 40
----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Gross Margin
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Minimum Interest rate
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                   Page 5 of 6

POPULAR ABS 2005-5                                       BALANCE <$150K; GROUP I
FRIEDMAN BILLINGS RAMSEY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Maximum Interest Rate
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Initial Periodic Rate Cap
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Subsequent Periodic Rate Cap
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

                                   Page 6 of 6